Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	192,477.22
Total Transaction Valuation	1,257,199,357
Total Offset Amount	0
Net Fee	$ 192,477.22